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Exhibit 10.1.1

Schedule Identifying Substantially Identical Agreements To The Debt Service Reserve Letter Of Credit And Reimbursement Agreement

1.    The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2005 by and among Homer City OL1 LLC and Union Bank of California, N.A., as issuing bank and agent, in an amount of up to $13,588,520.83.

2.    The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2005 by and among Homer City OL2 LLC and Union Bank of California, N.A., as issuing bank and agent, in an amount of up to $9,059,013.88.

3.    The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2005 by and among Homer City OL3 LLC and Union Bank of California, N.A., as issuing bank and agent, in an amount of up to $4,529,506.94.

4.    The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2005 by and among Homer City OL4 LLC and Union Bank of California, N.A., as issuing bank and agent, in an amount of up to $4,529,506.94.

5.    The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2005 by and among Homer City OL5 LLC and Union Bank of California, N.A., as issuing bank and agent, in an amount of up to $4,529,506.94.

6.    The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2005 by and among Homer City OL6 LLC and Union Bank of California, N.A., as issuing bank and agent, in an amount of up to $4,529,506.94.

7.    The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2005 by and among Homer City OL7 LLC and Union Bank of California, N.A., as issuing bank and agent, in an amount of up to $2,264,753.47.

8.    The Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of April 1, 2005 by and among Homer City OL8 LLC and Union Bank of California, N.A., as issuing bank and agent, in an amount of up to $2,264,753.47.

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Schedule Identifying Substantially Identical Agreements To The Debt Service Reserve Letter Of Credit And Reimbursement Agreement